Exhibit 10.1

SECOND AMENDMENT TO FIVE-YEAR SENIOR CREDIT AGREEMENT

This SECOND AMENDMENT TO FIVE-YEAR SENIOR CREDIT AGREEMENT (this “Second Amendment”), dated as of December 9, 2015, among TYCO ELECTRONICS GROUP S.A. (the “Borrower”), TE CONNECTIVITY LTD. (the “Guarantor”), the Lenders party hereto, DEUTSCHE BANK AG NEW YORK BRANCH, as Existing Administrative Agent (as defined below), BANK OF AMERICA, N.A., as Successor Administrative Agent (as defined below) (in such capacity, the “Administrative Agent”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, BNP PARIBAS SECURITIES CORP., CITIGROUP GLOBAL MARKETS INC., DEUTSCHE BANK SECURITIES INC., and J.P. MORGAN SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners (in such capacity, each a “Joint Lead Arranger”), DEUTSCHE BANK SECURITIES INC. and JPMORGAN CHASE BANK, N.A., as Co-Syndication Agents (in such capacity, each a “Co-Syndication Agent”) and BNP PARIBAS SECURITIES CORP. and CITIBANK, N.A., as Co-Documentation Agents (in such capacity, each a “Co-Documentation Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement referred to below, as amended by this Second Amendment.  References to Sections or Schedules are references to Sections of, or Schedules to, the Credit Agreement, as applicable, unless otherwise stated.

RECITALS

WHEREAS, the parties hereto are parties to that certain Five-Year Senior Credit Agreement, dated as of June 24, 2011 and amended as of August 2, 2013 (as amended, restated, amended and restated, modified and/or supplemented prior to, but not including, the date hereof, the “Credit Agreement”), among the Borrower, the Guarantor, the Lenders party thereto, Deutsche Bank AG New York Branch, as Existing Administrative Agent (as defined in the Resignation and Appointment Agreement described below, the “Existing Administrative Agent”), the Joint Lead Arrangers, Bank of America, N.A. and JPMorgan Chase Bank N.A., as Co-Syndication Agents and BNP Paribas and Citibank, N.A., as Co-Documentation Agents;

WHEREAS, pursuant to that certain Notice of Resignation as Administrative Agent, dated as of the date hereof, Deutsche Bank AG New York Branch has delivered notice of its resignation as the Existing Administrative Agent to the Borrower and the Lenders in accordance with Article VII of the Credit Agreement;

WHEREAS, Bank of America, N.A. (“BofA”) desires to be appointed, and the Borrower wishes to appoint BofA, as the Successor Administrative Agent (as defined in the Resignation and Appointment Agreement described below) under the Credit Agreement and other Loan Documents, pursuant to that certain Resignation and Appointment Agreement, dated as of the date hereof (the “Resignation and Appointment Agreement”), among the Guarantor, the Borrower, the Existing Administrative Agent and the Successor Administrative Agent; and

WHEREAS, the parties hereto desire to amend the Credit Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendments and Agreements With Respect to the Credit Agreement.

(i)                                     The preamble to the Credit Agreement is hereby amended by deleting the text “DEUTSCHE BANK AG NEW YORK BRANCH” appearing therein and inserting the text “BANK OF AMERICA, N.A.” in lieu thereof.

(ii)                                  Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) OFAC or the U.S. Department of State or (b) to the knowledge of the Guarantor or the Borrower, the European Union or Her Majesty’s Treasury of the United Kingdom, in each case required to be observed by the Borrower and its Subsidiaries.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions (at the time of this Agreement, the Crimea region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person or vessel listed in any Sanctions-related list of designated or blocked Persons maintained by OFAC, the U.S. Department of State, the European Union or Her Majesty’s Treasury of the United Kingdom, (b) any Person organized or resident in a Sanctioned Country where doing business with such Person would be in violation of any applicable Sanctions law required to be observed or (c) to the knowledge of the Borrower, any Person owned or controlled by, or acting on behalf of, any such Person.

“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment to Five-Year Senior Credit Agreement, dated as of December 9, 2015, among the Borrower, the Guarantor, the Lenders party thereto and the Administrative Agent.

(iii)                               The definition of “Administrative Agent” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “Deutsche Bank AG New York Branch” and inserting the text “Bank of America, N.A.” in lieu thereof

(iv)                              The definition of “Eurodollar Reserve Percentage” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “means,” immediately following the text “‘Eurodollar Reserve Percentage’” appearing therein.

(v)                                 The definition of “Federal Funds Effective Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the conclusion thereof: “Notwithstanding the foregoing, in no event shall the Federal Funds Effective Rate be less than zero.”

(vi)                              The definition of “Interest Period” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “nine or” appearing therein.

(vii)                           The definition of “LIBO Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by adding the following new sentence immediately following the final sentence therein: “Notwithstanding the foregoing, in no event shall the LIBO Rate be less than zero.”

(viii)                        The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “August 2, 2018” appearing therein and inserting the text “December 9, 2020” in lieu thereof.

(ix)                              Section 2.03(b) of the Credit Agreement is hereby amended by deleting the text “nine or” appearing therein.

(x)                                 Section 2.10(a)(ii) of the Credit Agreement is hereby amended by deleting the text “Applicable Facility Fee Rate” appearing therein and inserting the text “Facility Fee” in lieu thereof.

(xi)                              Section 2.13(a) of the Credit Agreement is hereby amended by inserting the text “, New York City time,” immediately following the text “4:00 p.m.” appearing therein.

(xii)                           Section 3.03 of the Credit Agreement is hereby amended by inserting the text “and” immediately preceding clause (b) therein.

(xiii)                        Section 3.04(b) of the Credit Agreement is hereby amended by deleting the text “September 28, 2012” appearing therein and inserting the text “September 25, 2015” in lieu thereof.

(xiv)                       Section 3.04(b), 3.05(a), and 3.05(b) of the Credit Agreement are each hereby amended by deleting the text “First Amendment Effective Date” appearing therein and inserting the text “the Second Amendment Effective Date” in lieu thereof.

(xv)                          Section 3.12 is hereby restated in its entirety as follows:

“3.12  Anti-Terrorism Laws.

(a) Neither the Borrower, the Guarantor nor any of its Subsidiaries is in violation of the foreign assets control regulations of the U.S. Treasury Department’s Office of Foreign Asset Control (“OFAC”) (31 CFR, Subtitle B, Chapter V, as amended), Executive Order No. 13224 on Terrorist Financing effective September 24, 2001 (the “Executive Order”), the Act or, to the knowledge of the Guarantor and the Borrower, any sanctions or requirements imposed under similar laws or regulations enacted or enforced by the European Union or Her Majesty’s Treasury of the United Kingdom required to be observed by the Guarantor and its Subsidiaries (collectively, the “Anti-Terrorism Laws”), in each case in which could reasonably be expected to have a Material Adverse Effect or except as described in the Guarantor’s filings of Forms 10-K, 10-Q or 8-K.  Neither the Borrower, the Guarantor nor any of its Subsidiaries is any of the following:

(i)                                     a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(ii)                                  a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii)                               a Person that is named as a “specially designated national and blocked person” on the most current list published by the OFAC at its official website or any replacement website or other replacement official publication of such list; or

(iv)                              to the knowledge of the Guarantor and the Borrower, a Person that is subject to any economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the European Union or Her Majesty’s Treasury of the United Kingdom required to be observed by the Guarantor and its Subsidiaries.

(b)                                 Neither the Borrower, the Guarantor nor any of its Subsidiaries (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of a Person described in Section 3.12, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law; provided that to the extent the foregoing representation pertains to Anti-Terrorism Laws of the European Union or Her Majesty’s Treasury of the United Kingdom, such representation is made only to the knowledge of the Guarantor and Borrower.”

(xvi)                       The first sentence of Section 4.02 of the Credit Agreement is hereby amended by inserting the text “(other than any conversion or continuation of any Loan)” immediately following the word “Borrowing” appearing therein.

(xvii)                    Section 5.06 of the Credit Agreement is hereby amended by inserting the following sentence at the conclusion thereof:

“The Borrower will not request any Borrowing, and the Borrower shall not, directly or indirectly, use or otherwise make available, and the Guarantor and the Borrower shall procure that its Subsidiaries and, to the knowledge of the Borrower and the Guarantor, its or their respective directors, officers and employees shall not, directly or indirectly, use or otherwise make available, the proceeds of any Borrowing for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except, in each case where such activities, business or transaction does not violate any applicable Sanctions law required to be observed, or in any manner that would result in the violation of any Sanctions required to be observed by any party hereto.”

(xviii)                 Section 5.13 of the Credit Agreement is hereby amended by (x) deleting the text “First Amendment Effective Date” appearing in clause (ii) therein and inserting the text “Second Amendment Effective Date” in lieu thereof and (y) inserting the text “not in excess of the principal amount thereof (except as grossed up for the customary fees and expenses incurred in connection with such financing and except as a result of the capitalization or accretion of interest)” immediately following the text “and any Refinancings thereof”.

(xix)                       Clause (k) of Article VI of the Credit Agreement is hereby amended by deleting the text “$55,000,000” and inserting the text “$150,000,000” in lieu thereof.

(xx)                          Section 9.05 of the Credit Agreement is hereby amended by adding the following new clause (h) in the appropriate alphabetical order:

“(h)                           For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(xxi)                       Section 10.03(b) of the Credit Agreement is hereby amended by (i) deleting the comma immediately preceding sub-clause (C) therein and inserting the text “or” immediately following the text “proceeds therefrom” appearing therein, (ii) inserting the text “(x)” immediately following the text “provided that” appearing therein and (iii) inserting the following text immediately following the text “nonappealable judgment” appearing therein:

“and (y) in the case of legal fees and expenses, such indemnity shall be limited to one counsel for all Indemnitees taken as a whole and, solely in the case of a conflict of interest (as reasonably determined or perceived by the affected Indemnitees), one additional counsel for all affected Indemnitees (or similarly situated affected Indemnitees), in either case taken as a whole (and, if determined by the Administrative Agent to be reasonably necessary, of one local counsel in any relevant jurisdiction for all Indemnitees, taken as a whole, and, solely in the case of a conflict of interest (as reasonably determined or perceived by the affected Indemnitees), one additional local counsel for all affected Indemnitees (or similarly affected Indemnitees), in either case taken as a whole)”.

(xxii)                    Section 10.14 of the Credit Agreement is hereby amended by (i) inserting the following text immediately following clause (g) appearing therein: “, (h) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities hereunder”, (ii) deleting the text “ or (h)” appearing therein and inserting the text “ or (i)” in lieu thereof and (iii) inserting the following sentence at the conclusion of the first sentence therein: “In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent, Arrangers and the Lenders in

connection with the administration of this Agreement, the other Loan Documents, and the Commitments.”;

(xxiii)                 Article X of the Credit Agreement is hereby amended by adding the following new Section 10.19 in the appropriate numerical order:

“Section 10.19 Electronic Execution of Assignments and Certain Other Documents.  The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Borrowing Requests, Interest Election Requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it (which, as to form or format, shall include delivery of signature pages in “.pdf” format electronically or by facsimile).”

(xxiv)                Schedule 1.01 of the Credit Agreement is hereby amended by (x) restating in its entirety the Pricing Grid table appearing therein as follows:

Index Debt Rating (in the order of S&P/Moody’s/Fitch)	Facility Fee	Applicable Margin for Eurodollar Loans(1)
Greater than or equal to A+/A1/A+	5.0	57.5
A/A2/A	6.5	68.5
A-/A3/A-	7.5	80.0
BBB+/Baa1/ BBB+	10.0	90.0
Lower than or equal to BBB/Baa2/ BBB	12.5	100.0

and (y) in clause (b) of the proviso of the last sentence, deleting the text “Lower than BBB-/Baa3/BBB-” appearing therein and inserting the text “Lower than or equal to BBB/Baa2/BBB” in lieu thereof.

(1)                                 The Applicable Margin for ABR Loans will be an amount equal to the Applicable Margin for Eurodollar Loans less 100 basis points, but in no event shall the Applicable Margin be less than zero.

(xxv)                   Schedules 2.01 and 10.01 of the Credit Agreement are hereby restated in their entirety by Schedules 2.01 and 10.01, respectively, attached hereto

(xxvi)                Exhibits A, B, D and E to the Credit Agreement are hereby amended by deleting each reference to “Deutsche Bank AG New York Branch” appearing therein and inserting the text “Bank of America, N.A.” (or in the case of any signature blocks thereto, “BANK OF AMERICA, N.A.”) in lieu thereof.

2.                                      Joinder of New Banks; Bank Reallocation; Acknowledgments of Lenders.

(i)                                     Effective as of the Second Amendment Effective Date (x) each Lender identified on Schedule 2.01 hereto as an “Additional Lender” hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound, to the same extent as if such Additional Lender were an original signatory thereto and (y) each Additional Lender’s Commitment is in the amount set forth on Schedule 2.01 attached hereto. Each Additional Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each Additional Lender represents and warrants that (A) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Lender, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (B) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender, and (C) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender. Each Additional Lender agrees that (I) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (II) it will perform in accordance with their terms all of their obligations which by the terms of the Loan Documents are required to be performed of it as a Lender.  Each party hereto hereby acknowledges and agrees that, with respect to the Commitment assumed by each Additional Lender hereunder, this Second Amendment shall be deemed to be, and operate as, an Assignment and Assumption for purposes of Section 10.04(b) of the Credit Agreement.

(ii)                                  Effective as of the Second Amendment Effective Date (as defined below), each Lender agrees that its Commitments shall be the amounts set forth opposite such Lender’s name on Schedule 2.01 as amended by this Second Amendment.

(iii)                               Effective as of the Second Amendment Effective Date, the Guarantor, the Borrower, the Existing Administrative Agent and each Lender hereby acknowledge and agree that BofA shall be appointed (without any requirement for any further consent of the Required Lenders) and succeed as Administrative Agent in accordance with the provisions of the Credit

Agreement (including Article VII thereof) and hereby consent to the entry by the Existing Administrative Agent and the Successor Administrative Agent into the Resignation and Appointment Agreement.

3.                                      Conditions Precedent to Effectiveness.  This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)                                     the Borrower, the Guarantor, the Administrative Agent, the Existing Administrative Agent and the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile, pdf or other electronic transmission) the same to the Administrative Agent;

(ii)                                  all of the representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on the Second Amendment Effective Date after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such specified date);

(iii)                               the Borrower shall have paid an amendment fee in an amount equal to the product of (x) each Lender’s commitment amount, multiplied by (y) the rate separately agreed with such Lender;

(iv)                              the Borrower shall have paid any reasonable and documented out-of-pocket expenses of the Administrative Agent invoiced to the Borrower at least 2 Business Days prior to the Second Amendment Effective Date required to be paid or reimbursed pursuant to Section 10.03 of the Credit Agreement, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent;

(v)                                 the Administrative Agent shall have received certified copies of the charter, by-laws and other constitutive documents of each Obligor and of resolutions of the Board of Directors of each Obligor authorizing this Agreement, together with incumbency certificates dated the date of this Agreement evidencing the identity, authority and capacity of each Person authorized to execute and deliver this Agreement and any other documents to be delivered by each such Obligor pursuant hereto, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

(vi)                              the Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the date of this Agreement) of Weil Gotshal & Manges, LLP, special New York counsel of the Obligors, which opinion shall be substantially similar to the opinion delivered on the First Amendment Effective Date; and

(vii)                           the Borrower, the Guarantor, the Administrative Agent and the Existing Administrative Agent shall have signed a counterpart of the Resignation and Appointment Agreement (whether the same or different counterparts) and shall have delivered (including by way of facsimile, pdf or other electronic transmission) the same to the Administrative Agent and such Resignation and Appointment Agreement shall have become effective in accordance with its terms substantially simultaneously with the Second Amendment Effective Date.

4.                                      Representations and Warranties.  Each Obligor represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Second Amendment:

(i)                                     the execution, delivery and performance of this Second Amendment have been duly authorized by all necessary action on the part of each Obligor;

(ii)                                  this Second Amendment is a legal, valid and binding obligation of each Obligor, enforceable against each Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(iii)                               all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on the Second Amendment Effective Date after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such specified date); and

(iv)                              no Default or Event of Default has occurred and is continuing.

5.                                      General Provisions.

(i)                                     Governing Law.  THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(ii)                                  Execution in Counterparts.  This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Second Amendment shall be effective as delivery of an original executed counterpart of this Second Amendment.  The Administrative Agent may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

(iii)                               Severability.  Any provision hereof which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering the remaining provisions hereof invalid, illegal or unenforceable in such jurisdiction and without affecting the validity, legality or enforceability of any provision in any other jurisdiction.

(iv)                              Successors; Assignment.  The terms of this Second Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of each Lender, other than as contemplated by Section 5.08 of the Credit Agreement.

(v)                                 Effect on Loan Documents.  (i) Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to receive consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(vi)                              Reference to Amendment.  On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as modified hereby.  This Second Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

*          *          *

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first set forth above.

TYCO ELECTRONICS GROUP S.A.

By:	/s/ Mario Calastri
Name: Mario Calastri
Title: Director

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

TE CONNECTIVITY LTD.

By:	/s/ Robert W. Hau
Name: Robert W. Hau
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Mukesh Singh
Name: Mukesh Singh
Title: Vice President

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender and as Existing Administrative Agent

By:	/s/ Ross Levitsky
Name: Ross Levitsky
Title: Managing Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

BNP PARIPAS

By:	/s/ Nicolas Rabier
Name: Nicolas Rabier
Title: Managing Director

By:	/s/ Julien Pecoud-Bouvet
Name: Julien Pecoud-Bouvet
Title: Vice President

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

CITIBANK, N.A.

By:	/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

JPMorgan Chase Bank, N.A.

By:	/s/ Gene R. Riego de Dios
Name: Gene R. Riego de Dios
Title: Vice President

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

BARCLAYS BANK PLC

By:	/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GOLDMAN SACHS BANK USA

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

The Bank of Nova Scotia

By:	/s/ Eugene Dempsey
Name: Eugene Dempsey
Title: Director

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Bank of China, New York Branch

By:	/s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Industrial and Commercial Bank of China Limited, New York Branch

By:	/s/ Linjia Zhou
Name: Linjia Zhou
Title: Executive Director

By:	/s/ Kan Chen
Name: Kan Chen
Title: Vice President

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Matthew Antioco
Name: Matthew Antioco
Title: Vice President

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

The Northern Trust Company

By:	/s/ Andrew Holtz
Name: Andrew Holtz
Title: Senior Vice President

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Wells Fargo Bank, N.A.

By:	/s/ Beth Rue
Name: Beth Rue
Title: Director

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ Robert Grillo
Name: Robert Grillo
Title: Director

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

COMMERZBANK AG, NEW YORK BRANCH

By:	/s/ Diane L. Pockaj
Name: Diane L. Pockaj
Title: Managing Director

By:	/s/ M. Weinert
Name: M. Weinert
Title: Vice President

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

HSBC BANK USA, N.A.

By:	/s/ Alan Vitouch
Name: Alan Vitouch
Title: Director

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Intesa Sanpaolo S.p.A. – New York Branch

By:	/s/ John J. Michalisin
Name: John J. Michalisin
Title: First Vice President

By:	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: F.V.P. & Head of Credit

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Sumitomo Mitsui Banking Corporation

By:	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011 (AS AMENDED BY THE FIRST AMENDMENT, DATED AS OF AUGUST 2, 2013), AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Morgan Stanley Bank, N.A.

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Second Amendment to TE Connectivity Credit Agreement]

SCHEDULE 2.01

COMMITMENTS

Lender	Commitment
Bank of America, N.A.	$111,000,000
BNP Paribas	$111,000,000
Citibank, N.A.	$111,000,000
Deutsche Bank AG New York Branch	$111,000,000
JPMorgan Chase Bank, N.A.	$111,000,000
Barclays Bank PLC	$90,000,000
Goldman Sachs Bank USA	$90,000,000
The Bank of Nova Scotia	$90,000,000
Bank of China, New York Branch	$75,000,000
Industrial and Commercial Bank of China Limited, New York Branch	$75,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$75,000,000
The Northern Trust Company	$75,000,000
Wells Fargo Bank, N.A.	$75,000,000
Australia and New Zealand Banking Group Limited	$50,000,000
Commerzbank AG, New York Branch	$50,000,000
HSBC Bank USA, N.A.	$50,000,000
Intesa Sanpaolo S.p.A — New York Branch	$50,000,000
Sumitomo Mitsui Banking Corporation	$50,000,000
Morgan Stanley Bank, N.A. (Additional Lender)	$50,000,000
Total Commitments	$1,500,000,000

SCHEDULE 10.01

LENDER ADDRESSES

Lender	Address
Bank of America, N.A.	Administrative Agent’s Office
(for payments and requests for credit extensions):
Bank of America, N.A.
901 Main Street
Dallas, Texas 75202
Attention: Ramon Gomez
Telephone: 972-338-3785
Fax: 214-290-8367
Email: ramon.gomez_jr@baml.com

Other Notices as Administrative Agent
Bank of America, N.A.
Agency Management
135 S LaSalle St
Mail Code: IL4-135-09-61
Chicago, IL 60603
Attention: Angela Larkin
Telephone: 312-828-3882
Fax: 877-206-8409
Email: angela.larkin@baml.com

BNP Paribas	787 Seventh Avenue, 7th Floor
New York, NY 10019
Telephone: (212) 841-3128
Email: julie.gauduffe@us.bnpparibas.com

Citibank, N.A.	388 Greenwich Street, 32nd Floor
New York, NY 10013

Deutsche Bank AG New York Branch	For borrowings, paydowns, interest, fees, etc.:

5022 Gate Parkway Suite 100
Jacksonville, FL 32256

For all other notices:

60 Wall Street
New York, NY 10005

JPMorgan Chase Bank, N.A.	Prestige Tech Park, Floor 4
Sarjapur Outer Ring Rd, Vathur Hobli
Bangalore, India 560 087
Attention: Josemon Varghese
Fax: 201-244-3885

Barclays Bank PLC	745 7th Avenue
New York, NY 10019

Goldman Sachs Bank USA	Michelle Latzoni
c/o GOLDMAN SACHS BANK USA
200 West Street
New York, NY 10282
Telephone: 212-934-3921
Email: gsd.link@gs.com

The Bank of Nova Scotia	Samer Aboul-Naja
GWO - US Corporate Loan Operations
Scotiabank
720 King Street West, 2nd Floor,
Toronto, Ontario, Canada M5V 2T3
Telephone: 416 866 3636
Fax: 212 225 5709
Email: Samer.Aboul-Naja@scotiabank.com

With a copy to:

Derrik Chen
US Corporate Banking
Scotiabank
650 West Georgia Street, 18th Floor, Vancouver, BC Canada V6B 4N7
Email: derrik.chen@scotiabank.com

Bank of China, New York Branch	John Shen, VP or Jing Xu, AVP
Bank of China, New York Branch
410 Madison Avenue
New York, NY 10017

Industrial and Commercial Bank of China Limited, New York Branch	Brian Foley
Director, Corporate Banking
Industrial and Commercial Bank of China Ltd., New York Branch
725 5th Avenue, 20/F New York NY 10022
Tel: (646) 381-6667 | Mobile: (646) 831-6723

Email: brian.foley@us.icbc.com.cn

The Bank of Tokyo-Mitsubishi UFJ, Ltd	The Bank of Tokyo-Mitsubishi UFJ, Ltd.
1251 Avenue of the Americas
New York, NY 10020

The Northern Trust Company	For all funding notices, payments and rate changes:

The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60603
Fax: 312-630-1566

For all other notices:

Andrew Holtz
50 South LaSalle Street
Suite M-28
Chicago, IL 60603

Wells Fargo Bank, N.A.	For all borrowing related notices:

Wholesale Loan Services — Roanoke Loan Center
7711 Plantation Road
MAC R4057-017
Roanoke, VA 24019
Telephone: 540-759-3195
Fax: 866-270-7214
Email: RKELCLNSVMEMBERSYNDICATION@WELLSFARGO.COM

With a copy to:

Beth Rue
One South Broad Street, 8th Floor
Philadelphia, PA 19107
Telephone: 267-321-6619
Fax: 267-321-6700
Email: beth.rue@wellsfargo.com

For all other notices:

Beth Rue
One South Broad Street, 8th Floor
Philadelphia, PA 19107

Telephone: 267-321-6619
Fax: 267-321-6700
Email: beth.rue@wellsfargo.com

Australia and New Zealand Banking Group Limited	Australia and New Zealand Banking Group Limited
277 Park Avenue, 31st Floor
New York, NY 10172

Commerzbank AG, New York Branch	Commerzbank AG
225 Liberty Street, FL 32
New York, NY 10281

HSBC Bank USA, N.A.	Joshua Gretton
452 5th Avenue, Floor 8
New York, NY 10018

Intesa Sanpaolo S.p.A — New York Branch	One William Street
New York, NY 10004
Attention: John Michalisin

Sumitomo Mitsui Banking Corporation	Eugene Nirenberg
Media, Telecom & Technology Finance
Sumitomo Mitsui Banking Corporation (SMBC)
277 Park Avenue
New York, NY 10172
Phone: 212-224-4227
Mobile: 917-455-4713
eugene_nirenberg@smbcgroup.com

Morgan Stanley Bank, N.A.	Morgan Stanley Loan Servicing
1300 Thames Street Wharf, 4th floor
Baltimore, MD 21231
Telephone: 443-627-4335
Fax: 718-233-2140
msloanservicing@morganstanley.com